                             LETTER OF TRANSMITTAL

   TO TENDER DEPOSITARY SHARES (CUSIP 345370 40 7) (THE "DEPOSITARY SHARES"), EACH REPRESENTING 1/2,000 OF A SHARE OF SERIES B CUMULATIVE PREFERRED STOCK,

                                       OF

                               FORD MOTOR COMPANY
            PURSUANT TO THE OFFER TO PURCHASE DATED JANUARY 22, 1998

THE OFFER, AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON THURSDAY, FEBRUARY 26, 1998, UNLESS THE OFFER IS EXTENDED.

            To: FIRST CHICAGO TRUST COMPANY OF NEW YORK, DEPOSITARY

    By Overnight Courier:        By Facsimile Transmission:              By Mail:                        By Hand:
                                 (for Eligible Institutions   (registered mail recommended)
 First Chicago Trust Company               only)                                               First Chicago Trust Company
         of New York                                           First Chicago Trust Company             of New York
     Tenders & Exchanges               (201) 222-4720                  of New York                 Tenders & Exchanges
          Suite 4680                         or                    Tenders & Exchanges       c/o The Depository Trust Company
  14 Wall Street, 8th Floor            (201) 222-4721                   Suite 4660               55 Water Street, DTC TAD
      New York, NY 10005                                              P.O. Box 2569          Vietnam Veterans Memorial Plaza
                                   Confirm by Telephone:        Jersey City, NJ 07303-2569          New York, NY 10041
                                       (201) 222-4707

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be completed by holders of Depositary Shares, either (i) if depositary receipts for Depositary Shares are to be delivered herewith or (ii) unless an Agent's Message (as defined in the accompanying Offer to Purchase of Ford Motor Company (the "Company") (as amended or supplemented (including documents incorporated by reference), the "Offer to Purchase")) is utilized, if tenders of Depositary Shares are to be made by book-entry transfer into the account of First Chicago Trust Company of New York, as Depositary (the "Depositary"), at The Depository Trust Company ("DTC"), pursuant to the procedures described in Section 5 of the Offer to Purchase. Holders of Depositary Shares who tender Depositary Shares by book-entry transfer are referred to herein as "Book-Entry Shareholders."

     Shareholders who cannot deliver the depositary receipts for their Depositary Shares to the Depositary prior to the Expiration Date (as defined in the Offer to Purchase), who cannot complete the procedure for book-entry transfer on a timely basis or who cannot deliver a Letter of Transmittal and all other required documents to the Depositary prior to the Expiration Date, in any such case, must tender their Depositary Shares pursuant to the guaranteed delivery procedure set forth in Section 5 of the Offer to Purchase. See Instruction 2.

     FOR HELP WITH COMPLETING THIS LETTER OF TRANSMITTAL, CONTACT GEORGESON & COMPANY INC., THE INFORMATION AGENT, AT (800) 223-2064 (TOLL FREE).

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program or the Stock Exchange Medallion Program (each of the foregoing being referred to as an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed if (a) this Letter of Transmittal is signed by the registered holder of the Depositary Shares tendered herewith and such holder has not completed the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (b) the Depositary Shares tendered herewith are tendered for the account of an Eligible Institution. If Depositary Shares are registered in the name of a person other than the signatory on this Letter of Transmittal, or if unpurchased Depositary Shares are to be issued to a person other than the registered holder(s), the tendered depositary receipts must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holder(s) appear on the depositary receipts with the signature(s) on the depositary receipts or stock powers guaranteed as aforesaid. See Instruction 5.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND DEPOSITARY SHARES. This Letter of Transmittal is to be completed by holders of Depositary Shares either if depositary receipts are to be delivered herewith or, unless an Agent's Message (as defined in Section 5 of the Offer to Purchase) is utilized, if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth in Section 5 of the Offer to Purchase. Depositary receipts for Depositary Shares, or timely confirmation (a "Book-Entry Confirmation") of a book-entry transfer of such Depositary Shares into the Depositary's account at DTC, as well as this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message in the case of a book-entry delivery, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date. Delivery of documents to DTC in accordance with DTC's procedures does not constitute delivery to the Depositary.

     If a holder of Depositary Shares desires to participate in the Offer and time will not permit this Letter of Transmittal or Depositary Shares to reach the Depositary before the Expiration Date or the procedure for book-entry transfer cannot be completed on a timely basis, a tender may be effected if the Depositary has received at one of the addresses set forth herein prior to the Expiration Date, a letter, telegram or facsimile transmission from an Eligible Institution setting forth the name and address of the tendering Holder, the name(s) in which the Depositary Shares are registered and, if the Depositary Shares are held in depositary receipt form, the depositary receipt numbers of the Depositary Shares to be tendered, and stating that the tender is being made thereby and guaranteeing that within 3 New York Stock Exchange ("NYSE") trading days after the Expiration Date, the Depositary Shares in proper form for transfer together with a properly completed and duly executed Letter of Transmittal (and any other required documents), or a confirmation of book-entry transfer of such Depositary Shares into the Depositary's account at DTC, will be delivered by such Eligible Institution. A form of Notice of Guaranteed Delivery is included in your materials or may be obtained from the Dealer Manager or Information Agent. Unless the Depositary Shares being tendered by the above-described method are deposited with the Depositary within the time period set forth above (accompanied or preceded by a properly completed Letter of Transmittal and any other required documents) or a confirmation of book-entry transfer of such Depositary Shares into the Depositary's account at DTC in accordance with DTC's Automated Tender Offer Program ("ATOP") procedures is received, the Company may, at its option, reject the tender.

     THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING DEPOSITARY RECEIPTS, THIS LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS, IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted. By executing this Letter of Transmittal (or facsimile hereof), the tendering holder waives any right to receive any notice of the acceptance of the Depositary Shares for purchase.

     3. INADEQUATE SPACE. If the space provided herein is inadequate, the depositary receipt numbers and/or the number of Depositary Shares should be listed on a separate signed schedule attached hereto.

     4. PARTIAL TENDERS. (Not applicable to Book-Entry Shareholders) If fewer than all the Depositary Shares represented by any depositary receipt delivered to the Depositary are to be tendered, fill in the number of Depositary Shares which are to be tendered in the box entitled "Number of Depositary Shares Tendered". In such case, a new depositary receipt for the remainder of the Depositary Shares represented by the old depositary receipt will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the Expiration Date. All Depositary Shares represented by depositary receipts delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Depositary Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the depositary receipts without alteration, enlargement or any change whatsoever.

     If any of the Depositary Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any of the Depositary Shares tendered hereby are registered in different names on different depositary receipts, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of depositary receipts.

     If this Letter of Transmittal is signed by the registered holder(s) of the Depositary Shares tendered hereby, no endorsements of depositary receipts or separate stock powers are required unless Depositary Shares not tendered or not purchased are to be returned in the name of any person other than the registered holder(s). Signatures on any such depositary receipts or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Depositary Shares tendered hereby, depositary receipts must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the depositary receipts for such Depositary Shares. Signature(s) on any such depositary receipts or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any depositary receipt or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of the authority of such person so to act must be submitted.

     6. STOCK TRANSFER TAXES. The Company will pay all stock transfer taxes, if any, applicable to the sale of any Depositary Shares pursuant to the Offer. If, however, depositary receipts representing Depositary Shares not tendered or not purchased are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Depositary Shares tendered or if a transfer tax is imposed for any reason other than the sale of Depositary Shares pursuant to the Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If any Depositary Shares not tendered or not purchased are to be issued or to be returned to, a person other than the person(s) signing this Letter of Transmittal or any depositary receipts for Depositary Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

     8. SUBSTITUTE FORM W-9. Under the federal income tax laws, the Company may be required to withhold 31% of the amount of any payments made to certain shareholders or other payees with respect to the Depositary Shares purchased in the Offer. In order to avoid such backup withholding, each tendering shareholder, and, if applicable, each other payee, must provide such shareholder's or payee's correct taxpayer identification number and certify that such shareholder or payee is not subject to such backup withholding by completing the Substitute Form W-9 set forth below. In general, if a shareholder or payee is an individual, the taxpayer identification number is the social security number of such individual. If the Company is not provided with the correct taxpayer identification numbers, the shareholder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service. Certain shareholders or payees (including, among others, all corporations and certain foreign individual(s)) are not subject to these backup withholding and reporting requirements. In order to satisfy the Company that a foreign individual qualifies as an exempt recipient, such shareholder or payee must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Depositary. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Depositary Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

     9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from the Dealer Manager or the Information Agent at their respective addresses or telephone numbers set forth below.

     10. SOLICITED TENDERS. The Company will pay to a Soliciting Dealer (as defined herein) designated as described below a solicitation fee of $0.375 per Depositary Share for any Depositary Shares tendered, accepted for payment and paid for pursuant to the Offer (except that for transactions equal to or exceeding 2,500 Depositary Shares, the Company will pay a solicitation fee of $0.250 per Depositary Share, of which eighty percent (80%) shall be paid to the Dealer Manager and twenty percent (20%) to the designated Soliciting Dealer (which may be the Dealer Manager)). In cases where no Soliciting Dealer is designated, the Dealer Manager will be paid one hundred percent (100%) of the applicable solicitation fee. For purposes of this Instruction 10, "Soliciting Dealer" includes (i) any broker or dealer in securities, including the Dealer Manager in its capacity as a broker or dealer, who is a member of any national securities exchange or of the National Association of Securities Dealers, Inc. (the "NASD"), (ii) any foreign broker or dealer not eligible for membership in the NASD who agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member, or (iii) any bank or trust company, any one of whom has solicited and obtained a tender pursuant to the Offer. For purposes of the preceding definition, "solicited" shall be deemed to mean no more than processing Depositary Shares tendered or forwarding to holders materials regarding the Offer. No such fee shall be payable to a Soliciting Dealer in respect of (a) Depositary Shares registered in the name of such Soliciting Dealer unless such Depositary Shares are held by such Soliciting Dealer as nominee and such Depositary Shares are being tendered for the benefit of one or more beneficial owners identified on this Letter of Transmittal or on the Notice of Solicited Tenders (included in the materials provided to brokers and dealers) or (b) Depositary Shares beneficially owned by such Soliciting Dealer. No such fee shall be payable to a Soliciting Dealer with respect to the tender of Depositary Shares by a holder unless this Letter of Transmittal designates such Soliciting Dealer as such in the box captioned "Solicited Tenders" or the Notice of Solicited Tenders accompanying such tender designates such Soliciting Dealer. No such fee shall be payable to the Soliciting Dealer with respect to the tender of Depositary Shares by the holder of record, for the benefit of the beneficial owner, unless the beneficial owner has designated such Soliciting Dealer. No such fee shall be payable to a Soliciting Dealer unless the Soliciting Dealer returns a Notice of Solicited Tenders to the Depositary within 3 business days after the Expiration Date. No such fee shall be payable to a Soliciting Dealer if such Soliciting Dealer is required for any reason to transfer the amount of such fee to a depositing holder (other than itself). No broker, dealer, bank, trust company or fiduciary shall be deemed to be the agent of the Company, the Depositary, the Information Agent or the Dealer Manager for purposes of the Offer.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
                PLEASE READ THE PRECEDING INSTRUCTIONS CAREFULLY

LADIES AND GENTLEMEN:

     The undersigned hereby tenders to Ford Motor Company, a Delaware corporation (the "Company"), the below-described Depositary Shares, each representing 1/2,000 of a share of the Company's Series B Cumulative Preferred Stock, par value $1.00 per share, liquidation preference equal to $25 per Depositary Share, pursuant to the Company's offer to purchase any and all Depositary Shares at a price of $31.40 per Depositary Share (the "Purchase Price"), net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase dated January 22, 1998 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase, constitutes the "Offer").

     Subject to and effective upon acceptance for payment of the Depositary Shares tendered herewith in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to all the Depositary Shares that are being tendered hereby that are purchased pursuant to the Offer and hereby irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Depositary Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver depositary receipts for such Depositary Shares or transfer ownership of such Depositary Shares on the account books maintained by The Depository Trust Company ("DTC"), together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company, (b) present depositary receipts for such Depositary Shares for cancellation and transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Depositary Shares, all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Depositary Shares tendered hereby and that, when the undersigned's Depositary Shares are accepted for purchase, the Company will acquire good, marketable and unencumbered title to such tendered Depositary Shares, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of tendered Depositary Shares.

     All authority herein conferred or agreed to be conferred shall survive the death, bankruptcy or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, legal representatives, successors, assigns, executors and administrators of the undersigned. Except as stated in the Offer, this tender is irrevocable.

     The undersigned understands that tenders of Depositary Shares pursuant to any one of the procedures described in Section 5 of the Offer to Purchase and in the instructions hereto will constitute agreements between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

     Unless otherwise indicated under "Special Payment Instructions", please issue the check for the Purchase Price and/or return or issue the depositary receipt(s) evidencing any Depositary Shares not tendered, not accepted for payment or for which payment is not made, in the name(s) of the undersigned (and, in the case of Depositary Shares tendered by book-entry transfer, by credit to the account at DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions", please mail the check for the Purchase Price and/or the depositary receipt(s) evidencing any Depositary Shares not tendered, not accepted for payment or for which payment is not made (and accompanying documents, as appropriate), to the undersigned at the address shown below the undersigned's signature(s). If both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the Purchase Price and/or issue or return the depositary receipt(s) evidencing any Depositary Shares not tendered, not accepted for payment or for which payment is not made, in the name(s) of, and deliver said check and/or depositary receipt(s) to, the person(s) so indicated (and in the case of Depositary Shares tendered by book-entry transfer, by credit to the account at DTC). The undersigned recognizes that the Company has no obligation, pursuant to the "Special Payment Instructions", to transfer any Depositary Shares from the name(s) of the registered holder(s) thereof if the Company does not accept for payment or make payment for any of the Depositary Shares so tendered.

                              [COMPLETE THIS BOX.]

-----------------------------------------------------------------------------------------------------------------------------
                                          DESCRIPTION OF DEPOSITARY SHARES TENDERED
-----------------------------------------------------------------------------------------------------------------------------

    NAMES(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                          DEPOSITARY SHARES TENDERED
               (Please fill in, if blank)                               (ATTACH ADDITIONAL LIST IF NECESSARY)
-----------------------------------------------------------------------------------------------------------------------------

                                                                                        NUMBER
                                                               DEPOSITARY        OF DEPOSITARY SHARES        NUMBER OF
                                                                RECEIPT             REPRESENTED BY       DEPOSITARY SHARES
                                                               NUMBER(S)*       DEPOSITARY RECEIPT(S)*       TENDERED**
                                                         --------------------------------------------------------------------

                                                         --------------------------------------------------------------------

                                                         --------------------------------------------------------------------

                                                         --------------------------------------------------------------------

                                                         --------------------------------------------------------------------

                                                         --------------------------------------------------------------------
                                                         Total Depositary
                                                         Shares
-----------------------------------------------------------------------------------------------------------------------------

 * Need not be completed by shareholders tendering by book-entry transfer.
** Unless otherwise indicated, the holder will be deemed to have tendered the full number of Depositary Shares represented by the tendered depositary receipts. See Instruction 4.

                    [COMPLETE IF USING BOOK-ENTRY TRANSFER.]
--------------------------------------------------------------------------------

                              BOOK-ENTRY TRANSFER
                              (See Instruction 2)

 [ ] Check here if tendered depositary shares are being delivered by book-entry transfer to the Depositary's account at DTC and complete the following:

        Name of Tendering Institution..........................................

       DTC Account No..........................................................

       Transaction Code No.....................................................
--------------------------------------------------------------------------------

                    [COMPLETE IF USING GUARANTEED DELIVERY.]
--------------------------------------------------------------------------------

                              GUARANTEED DELIVERY
                              (See Instruction 2)

 [ ] Check here if tendered depositary shares are being delivered pursuant to a notice of guaranteed delivery previously sent to the Depositary and complete the following:

        Name(s) of Tendering Shareholder(s)....................................

       Date of Execution of Notice of Guaranteed Delivery......................

       Name of Institution which Guaranteed Delivery...........................

    If delivery is by book-entry transfer:

        Name of Tendering Institution..........................................

       DTC Account No..........................................................

       Transaction Code No.....................................................
--------------------------------------------------------------------------------

         [COMPLETE IF YOU WOULD LIKE TO DESIGNATE A SOLICITING DEALER]
--------------------------------------------------------------------------------

                               SOLICITED TENDERS
                              (See Instruction 10)

     The Company will pay to any Soliciting Dealer, as defined in Instruction 10, a solicitation fee of $0.375 per Depositary Share tendered, accepted for payment and paid for pursuant to the Offer (as herein defined) (except that for transactions equal to or exceeding 2,500 Depositary Shares, the Company will pay a solicitation fee of $0.250 per Depositary Share, of which eighty percent (80%) shall be paid to the Dealer Manager and twenty percent (20%) to the Soliciting Dealer (which may be the Dealer Manager)).

     The undersigned represents that the Soliciting Dealer which solicited and obtained this tender is:

 Name of Firm:
              -----------------------------------------------------------------
                                 (Please Print)

 Name of Individual Broker or Financial Consultant:
                                                   ----------------------------

 Identification Number (if known):
                                  ---------------------------------------------

 Address:
         ----------------------------------------------------------------------

-------------------------------------------------------------------------------
                               (Include Zip Code)


    The acceptance of compensation by such Soliciting Dealer will constitute a representation by it that: (i) it has complied with the applicable requirements of the Securities Exchange Act of 1934 and the applicable rules and regulations thereunder in connection with such solicitations; (ii) it is entitled to such compensation for such solicitation under the terms and conditions of the Offer;
(iii) in soliciting tenders of Depositary Shares, it has used no soliciting materials other than those furnished by the Company; and (iv) if it is a foreign broker or dealer not eligible for membership in the National Association of Securities Dealers, Inc. (the "NASD"), it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations outside the United States to the same extent as though it were an NASD member.

    THE PAYMENT OF COMPENSATION TO ANY SOLICITING DEALER IS DEPENDENT ON SUCH SOLICITING DEALER RETURNING A NOTICE OF SOLICITED TENDERS TO THE DEPOSITARY.



       [COMPLETE IF APPLICABLE.]                                                        [COMPLETE IF APPLICABLE.]


       SPECIAL PAYMENT INSTRUCTIONS                                                   SPECIAL DELIVERY INSTRUCTIONS
     (See Instructions 1, 4, 5, 6 and 7)                                              (See Instructions 1, 4, 5 and 7)
   To be completed ONLY if the check for the                                      To be completed ONLY if the check for the
   aggregate Purchase Price of Depositary Shares                                  aggregate Purchase Price of Depositary Shares
   purchased and/or depositary receipts for                                       purchased and/or depositary receipts for
   Depositary Shares not tendered or not purchased                                Depositary Shares not tendered or not purchased,
   are to be issued in the name of someone other                                  are to be mailed to someone other than the
   than the undersigned.                                                          undersigned, or to the undersigned at an address
   Issue [ ] check to:                                                            other than that shown below the undersigned's
         [ ] depositary receipts to:                                              signature(s).
   Name:                                                                          Mail [ ] check to:
         -----------------------------------------                                     [ ] depositary receipts to:
               (Please Print)                                                     Name:
   Address:                                                                             -----------------------------------------
            --------------------------------------                                Address:
   -----------------------------------------------                                         --------------------------------------
                                        (Zip Code)                                -----------------------------------------------
                                                                                                                       (Zip Code)
   -----------------------------------------------
           (Taxpayer Identification No.)

                         [SIGN AND COMPLETE THIS BOX.]
--------------------------------------------------------------------------------

                                   SIGN HERE

   (Must be signed by registered holder(s) exactly as name(s) appear(s) on depositary receipt(s) for Depositary Shares or on a security position listing or by person(s) authorized to become registered holder(s) by endorsed depositary receipt(s) or stock powers transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

   X
     -------------------------------------------------------------------------
   X
     -------------------------------------------------------------------------
                            Signature(s) of Owner(s)

   Dated                                , 1998
         -------------------------------
   Name(s)
           -----------------------------------------------------

   -------------------------------------------------------------
                                 (Please Print)

   Capacity (full title)
                         ---------------------------------------

   Address
           -----------------------------------------------------

           -----------------------------------------------------
                               (Include Zip Code)

   Area Code and Telephone No.
                               ---------------------------------

                           GUARANTEE OF SIGNATURE(S)
                           (See Instructions 1 and 5)

   Authorized Signature
                        ----------------------------------------
   Name
        --------------------------------------------------------

   Title
         -------------------------------------------------------
   Address
           -----------------------------------------------------

   Name of Firm
                ------------------------------------------------

   Area Code and Telephone Number
                                  ------------------------------

   Dated                          , 1998
         -------------------------

                             [COMPLETE THIS FORM.]

                              SUBSTITUTE FORM W-9
          REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION

             PAYER'S NAME: FIRST CHICAGO TRUST COMPANY OF NEW YORK

PAYEE INFORMATION
(Please print or type)
Individual or business name (if joint account, list first and circle the name of person or entity whose number you furnish in Part I below):

Check appropriate box:        [ ] Individual/Sole proprietor    [ ] Corporation        [ ] Partnership   [ ] Other _____________

Address (number, street, and apt. or suite no.):________________________________________________________________________________

City, state, and ZIP code: _____________________________________________________________________________________________________


PART I TAXPAYER IDENTIFICATION NUMBER ("TIN")                                           PART II PAYEES EXEMPT FROM BACKUP
Enter your TIN below. For individuals, this is your social                              WITHHOLDING
security number.  For other entities, it is your employer identification
number. Refer to the chart on page 1 of the Guidelines for Certification                Check box (See page 2 of the Guidelines for
of Taxpayer Identification Number on Substitute Form W-9 (the                           further clarification. Even if you are
"Guidelines") for further clarification. If you do not have a TIN, see                  exempt from backup withholding, you should
instructions on how to obtain a TIN on page 2 of the Guidelines, check                  still complete and sign the certification
the appropriate box below indicating that you have applied for a TIN and,               below):
in addition to the Part III Certification, sign the attached Certification                           [ ] EXEMPT
of Awaiting Taxpayer Identification Number.

Social Security Number: [ ]  [ ] [ ]  - [ ]  [ ]  -  [ ]  [ ]  [ ]  [ ]

                                                                   [ ] Applied For
 Employer Identification Number:
 [ ]  [ ]  -  [ ]  [ ]  [ ]  [ ]  [ ]  [ ]  [ ]

PART III CERTIFICATION

Certification Instructions: You must cross out Item 2 below if you have been notified by the Internal
Revenue Service (the "IRS") that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

Under penalties of perjury, I certify that:
1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
   Signature _________________________________________    Date_______________________________________

        NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9
        MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENT MADE TO
        YOU WITH RESPECT TO THE DEPOSITARY SHARES PURCHASED PURSUANT TO
        THE OFFER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR
        CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE
        FORM W-9" FOR ADDITIONAL DETAILS.

        YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU CHECKED THE
        BOX "APPLIED FOR" IN PART I OF SUBSTITUTE FORM W-9

                           CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify, under penalties of perjury, that a TIN has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of payment, the payer intends to withhold 31% of all reportable payments made to me.

    Signature_______________________________        Date______________________

                               FORD MOTOR COMPANY

                               The American Road
                            Dearborn, Michigan 48121

                                        8
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

                    THE INFORMATION AGENT FOR THE OFFER IS:

                       [GEORGESON & COMPANY INC. LOGO]
                               Wall Street Plaza
                            New York, New York 10005
                        Banks and Brokers Call Collect:
                                 (212) 440-9800
                                       or
                           ALL OTHERS CALL TOLL FREE:
                                 (800) 223-2064

                      THE DEALER MANAGER FOR THE OFFER IS:

                              MERRILL LYNCH & CO.
                             World Financial Center
                                250 Vesey Street
                            New York, New York 10281
                           1-888-ML4-TNDR (toll free)
                                (1-888-654-8637)

January 22, 1998